MORTGAGE, SECURITY AGREEMENT, AND
                        ASSIGNMENT OF LEASES AND RENTS

               ------------------------------------------------


                               MASKA U.S., INC.,

                             a Vermont corporation

                                    Mortgagor

                                       to

                      THE CHASE MANHATTAN BANK, as agent

                                    Mortgagee

               ------------------------------------------------

                          DATED:  As of April 1, 1997

               ------------------------------------------------

                             Premises Located at:

                                   77 Route 25

                             Pierson Industrial Park

                               Bradford, VT 05033

                              Record and Return to:

                 Kaye, Scholer, Fierman, Hays & Handler, LLP
                               425 Park Avenue

                           New York, New York 10022
                            Attn: Jeffrey Epstein

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
                                      INDEX

                                                                            Page
                                                                            ----

 1.   Payment of Indebtedness and Performance of Covenants and Agreements..... 3

 2.   Title to Property....................................................... 3

 3.   Representations of Mortgagor............................................ 3

 4.   Future Advances......................................................... 4

 5.   Insurance............................................................... 4

 6.   Impositions............................................................. 5

 7.   Deposits for Impositions and Insurance.................................. 6

 8.   Maintenance and Alterations............................................. 7

 9.   Leasing................................................................. 7

10.   Recording, Filing and Other Fees........................................ 8

11.   Taxes Imposed on Mortgagee and the Lenders.............................. 8

12.   Compliance with Laws, etc............................................... 8

13.   Inspection.............................................................. 8

14.   Certificate of Mortgagor................................................ 8

15.   Condemnation............................................................ 9

16.   Restoration............................................................ 10

17.   Mortgagee's Right to Perform Mortgagor's Covenants..................... 10

18.   Due on Sale............................................................ 10

19.   Default................................................................ 10

20.   Appointment of Receiver................................................ 11


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                                                                            Page
                                                                            ----

21.   Power of Sale.......................................................... 11

22.   Judicial Foreclosure................................................... 11

23.   Sale in Parcels........................................................ 11

24.   Possession of Premises................................................. 12

25.   Expenses of Mortgagee and/or the Lenders............................... 12

26.   Mortgagor's Waivers.................................................... 12

27.   Partial Foreclosure.................................................... 12

28.   No Waiver.............................................................. 12

29.   Attorneys' Fees........................................................ 13

30.   Rights Cumulative...................................................... 13

31.   Interest After Maturity................................................ 13

32.   No Credit for Taxes.................................................... 13

33.   Liens.................................................................. 13

34.   Change in Taxation..................................................... 14

35.   Assignment of Leases and Rents......................................... 14

36.   Security Agreement..................................................... 15

37.   No Release............................................................. 16

38.   Corporate Authority.................................................... 16

39.   Notices................................................................ 16

40.   Severability........................................................... 16

41.   No Usury............................................................... 16


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                                                                            Page

42.   No Representation by Mortgagee......................................... 17

43.   Indemnification Against Liabilities.................................... 17

44.   No Oral Changes........................................................ 17

45.   Governing Law.......................................................... 17

46.   Construction........................................................... 18

47.   Gender................................................................. 18

48.   Captions............................................................... 18

49.   After Acquired Property................................................ 18

50.   Further Assurances..................................................... 18

51.   Certain Definitions.................................................... 18

52.   Successors and Assigns................................................. 18

53.   Environmental Laws..................................................... 18

54.   Credit Agreement....................................................... 18

Schedule A - Description of the Land
Schedule B - Permitted Encumbrances
Schedule C - Leases


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


                        MORTGAGE, SECURITY AGREEMENT, AND
                         ASSIGNMENT OF LEASES AND RENTS

     THIS MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS ("Mortgage") made as of this 1st day of April, 1997 by MASKA U.S., INC., a Vermont corporation, having an office at 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033 ("Mortgagor"), to THE CHASE MANHATTAN BANK , a New York banking corporation having an office at 633 Third Avenue, New York, New York 10017, as agent for itself and the other Lenders (such term and all other capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement referred to below) ("Mortgagee").

                              W I T N E S S E T H :

     WHEREAS, Mortgagor, SLM International, Inc., a Delaware corporation, #1 Apparel, Inc., a Delaware corporation, Mortgagee and the Lenders have entered into a Credit Agreement dated as of April 1, 1997 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement") pursuant to which Mortgagee and the Lenders have agreed to make (a) a Term Loan in an aggregate original principal amount not in excess of FOUR MILLION DOLLARS ($4,000,000) (as the terms and conditions of which may be amended, replaced, extended, supplemented, substituted, severed, consolidated, increased, restated or modified from time to time, collectively the "Term Loan") and (b) Revolving Credit Loans in an aggregate principal amount not in excess of SEVENTY MILLION DOLLARS ($70,000,000) at any time outstanding (as the terms and conditions of which may be amended, replaced, extended, supplemented, substituted, severed, consolidated, increased, restated or modified from time to time, the "Revolving Credit Loans");

     WHEREAS, in order to evidence the Term Loan and the Revolving Credit Loans, Mortgagor has executed and delivered to the Lenders (a) Term Notes in the aggregate original principal amount of FOUR MILLION DOLLARS ($4,000,000) (as amended, replaced, extended, supplemented, substituted, severed, consolidated, increased, restated or modified from time to time, collectively the "Term Notes") and (b) Revolving Credit Notes in the aggregate maximum principal amount of THIRTY-FIVE MILLION DOLLARS ($35,000,000) (as amended, replaced, extended, supplemented, substituted, severed, consolidated, increased, restated or modified from time to time, the "Revolving Credit Notes") (the Revolving Credit Notes and the Term Notes are hereinafter collectively referred to as the "Notes"); and (c) reimbursement obligations under the Canadian Letter of Credit in the aggregate maximum principal amount of THIRTY-FIVE MILLION DOLLARS ($35,000,000) (such obligation referred to as the "L/C Obligation");

     WHEREAS, the Credit Agreement and the Notes and L/C Obligation and all sums, amounts, and expenses paid by Mortgagee and/or the Lenders hereunder, thereunder or under any of the other Loan Documents and all other Obligations, together with all interest thereon, and all fees, obligations, liabilities, covenants, sums, amounts and expenses (the aforesaid together with the aggregate maximum principal amount of SEVENTY-FOUR MILLION DOLLARS ($74,000,000) being hereinafter referred to as the "Indebtedness") are secured by, among other things, this Mortgage, and the terms, covenants and conditions of the Credit Agreement and the Notes are incorporated herein and are hereby made a part hereof; and

     WHEREAS, in order to induce Mortgagee and the Lenders to make the financial accommodations provided for in the Credit Agreement, Mortgagor has agreed to execute and deliver to Mortgagee this Mortgage.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS that in order to secure the Indebtedness and in consideration of the foregoing premises and the sum of TEN DOLLARS ($l0.00) in hand well and truly paid by Mortgagee, the receipt of which is hereby acknowledged, Mortgagor by these presents does mortgage, warrant, grant, bargain, sell, convey, alien, release, transfer and confirm unto Mortgagee for its own benefit and for the benefit of the Lenders forever, the following (collectively, the "Property"):

     A. All that certain land located in Orange County, Vermont, more particularly described in Schedule A annexed hereto and made a part hereof (the "Land").

     B. All the buildings, structures and improvements, now or at any time hereafter erected on the Land or any part thereof (collectively, the "Buildings").

     C. All machinery, apparatus, equipment, personal property and fixtures of every kind and nature whatsoever now or hereafter located in, on or about the Buildings or upon the Land, or attached to or used or usable in connection with the operation or maintenance of the Land or the Buildings, or any part thereof, and now owned or hereafter acquired (collectively, the "Building Equipment"; and the Land, the Buildings and the Building Equipment being hereafter sometimes collectively referred to as the "Premises").

     D. All right, title and interest of Mortgagor, whether now owned or hereafter acquired, in and to any opened or proposed avenues, streets, roads, public places, sidewalks, alleys, strips or gores of land, in front of or adjoining the Land or the Buildings, and all easements, tenements, hereditaments, appurtenances, rights and rights of way, public or private, pertaining or belonging to the Land or the Buildings.

     E. All insurance proceeds and all awards and payments, including interest thereon, and the right to receive the same, which may be made in respect of all or any part of the Premises or any estate or interest therein or appurtenant thereto, as a result of damage to or destruction of all or any part of the Premises, the exercise of the right of condemnation or eminent domain, the closing of, or the alteration of the grade of, any street on or adjoining the Land, or any other injury to or decrease in the value of all or any part of the Premises.


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


     F. All right, title and interest of Mortgagor in and to any and all present and future Leases (as defined in Paragraph 51) of all or any part of the Premises, and in and to the rents, issues and profits payable thereunder and cash or securities deposited thereunder as lessees' security deposits.

     G. All franchises, permits, licenses and rights therein respecting the use, occupation and operation of the Premises or the activities conducted thereon or therein.

     H. All right, title and interest of Mortgagor in and to any minerals, oil or gas located on, under or appurtenant to the Land.

     I. All right, title and interest of Mortgagor in and to any real estate tax refunds with respect to the Premises.

     J. The rents, royalties, revenue, income, issues and profits of any of the foregoing.

TO HAVE AND TO HOLD the Property unto Mortgagee, its successors, heirs and assigns, forever.

Provided, that if Mortgagor shall pay the Indebtedness at the time and times, and in the manner provided in the Notes and the Credit Agreement, then this Mortgage and the estate, right, title and interest granted herein shall cease, terminate and become void, and Mortgagee shall deliver to Mortgagor a satisfaction of this Mortgage in proper and recordable form.

     AND MORTGAGOR COVENANTS, REPRESENTS AND WARRANTS TO AND WITH MORTGAGEE AS
FOLLOWS:

     1. Payment of Indebtedness and Performance of Covenants and Agreements. Mortgagor shall pay the Indebtedness when due in accordance with the provisions of the Notes, the Credit Agreement and the other Loan Documents, and perform the covenants and agreements of Mortgagor set forth in the Loan Documents.

     2. Title to Property. Mortgagor represents and warrants that (a) it has a good and marketable title to a fee estate in the Land, (b) it has all necessary power and authority to enter into, deliver and perform this Mortgage, (c) it has obtained any and all consents and approvals necessary or required for the making of this Mortgage, and the making of this Mortgage will not violate any contract or agreement to which Mortgagor is a party or by which the Property is bound, and (d) the Property is free of all liens, mortgages, pledges, encumbrances, charges or security interests whatsoever except those items (the "Permitted Encumbrances") listed on Schedule B annexed hereto and made a part hereof. Mortgagor does hereby warrant to take all actions reasonably necessary to defend its title to and interest in the Property and the validity of the lien hereof against the claims of all Persons.

     3. Representations of Mortgagor. Mortgagor covenants, represents and warrants to Mortgagee that (a) the Buildings currently erected on the Land and the use thereof are in compliance with all applicable zoning and building codes, ordinances and regulations for the use and operation of the Land and Buildings, and all necessary permits, approvals and certificates have been obtained and are in full force and effect, (b) any building hereafter constructed on the Land shall be constructed in compliance with all applicable zoning and building codes, ordinances and regulations and shall lie wholly within the boundaries of the Land, (c) the Buildings shall at all times be independent and self-contained operating units, and (d) the Land shall at all times be a separate tax lot.

     4. Future Advances. Without limiting the generality of any other provision hereof, the Indebtedness shall include: (a) all existing indebtedness of Mortgagor to Mortgagee and/or the Lenders evidenced by any of the Loan Documents; (b) all future advances that may subsequently be made by Mortgagee and/or the Lenders as provided by any of the Loan Documents; and (c) all other indebtedness, if any, of Mortgagor to Mortgagee and/or the Lenders now due or to become due or hereafter contracted pursuant to any of the Loan Documents.

     5. Insurance.

     (a) Mortgagor shall keep the Buildings and the Building Equipment insured for the benefit of Mortgagee against loss or damage by fire, casualty and such other hazards in accordance with Section 6.03 of the Credit Agreement, and proceeds thereunder shall be payable and applied in accordance with Section 2.09(e) of the Credit Agreement. Duplicate original policies (or if the same shall be unattainable, memoranda or certificates of insurance of the issuer of such policies) and, at least 30 days prior to the expiration thereof, binders evidencing the renewals thereof accompanied by proof of payment shall be delivered to and held by Mortgagee. Any insurance required by this Mortgage may be part of a blanket policy maintained by Mortgagor, provided that such blanket policy provides for an allocation of the coverage amount thereunder to the Buildings and the Building Equipment in amounts required by the provisions of this Paragraph, that any such blanket policy otherwise complies with the provisions of this Paragraph, and that the protection afforded thereunder shall not be less than that which would have been afforded under a separate policy with respect to the same insured risks. All insurance policies required to be effected by this Mortgage shall (1) include effective waivers by the insurer of all rights of subrogation against any named insured, the Indebtedness secured by this Mortgage and the Property and all claims for insurance premiums against Mortgagee and the Lenders, (2) provide that no cancellation, reduction in amount or substantial modification in coverage thereof shall be effective until at least thirty (30) days after receipt by Mortgagee of written notice thereof, (3) include "replacement cost endorsements" if available, and (4) be reasonably satisfactory in all other respects to Mortgagee. If Mortgagor fails to insure the Buildings or the Building Equipment, or both, or to deliver, after providing written notice to Mortgagor, the policies, as required by the provisions of this Paragraph, Mortgagee may, at its option, effect such insurance, pay the premiums therefor, and the amounts paid by Mortgagee, with interest from the time of payment by Mortgagee, at the Applicable Rate (as defined in Paragraph 51), shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be added to and included in the Indebtedness and shall be secured by this Mortgage.

     (b) Subject to the terms and provisions of the Credit Agreement, Mortgagee shall have the right but not the obligation, on behalf of Mortgagor, to adjust and compromise any claims under such insurance, collect and receive the proceeds thereof and execute and deliver all proofs of loss, receipts, vouchers and releases in connection with such claims. Subject to the terms and provision of the Credit Agreement, Mortgagor shall not adjust or compromise any claims under such insurance, without the prior written consent of Mortgagee.

     (c) Subject to the terms and provisions of the Credit Agreement, including, without limitation, the provisions of Section 2.09(e) thereof permitting Mortgagor to restore or rebuild, Mortgagee may deduct from the proceeds of the insurance required to be obtained by Mortgagor pursuant to Paragraph 5(a), any expenses, including, without limitation, attorneys' fees and disbursements (to the extent permitted by law) incurred by Mortgagee in connection with the recovery of such insurance proceeds and such net proceeds shall be applied in accordance with Section 2.09(f) of the Credit Agreement (without regard to any requirement for incremental payments). Any application of such insurance proceeds toward prepayment of the Indebtedness shall not be deemed a waiver by Mortgagee or the Lenders of their respective rights to receive payment of the balance of the Indebtedness in accordance with the provisions of this Mortgage.

     (d) Mortgagor shall not obtain or permit to be obtained separate insurance concurrent in form or contributing in the event of loss with the insurance Mortgagor is required to maintain under the provisions of Paragraph 5(a) unless such insurance is in accordance with all of the provisions of Paragraph 5(a) and unless Mortgagor gives Mortgagee notice of such separate insurance at least 30 days prior to the effective date of the policy or policies. Mortgagor shall, upon each and every request of Mortgagee (not to exceed one every six months), furnish Mortgagee with an appraisal of the replacement value and the insurable value of the Buildings and Building Equipment by an appraiser satisfactory to Mortgagee.

     (e) If the Land is located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968, Mortgagor will keep the Buildings and Building Equipment covered by flood insurance up to the maximum limit of coverage available under said Act but not in excess of the amount of the Indebtedness.


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


     6. Impositions.

     (a) Except as may be permitted by the Credit Agreement, and subject to Paragraph 5(b), Mortgagor shall pay, within the applicable grace period and before the same become delinquent or in default, all real estate taxes, personal property taxes, assessments, water rates and sewer rents, license fees, all charges which may be imposed for the use of vaults, chutes, areas and other space beyond the lot line and abutting the public sidewalks in front of or adjoining the Land, and any other amounts which could be or become a lien upon or against the Property or any part thereof (collectively, the "Impositions"). Mortgagor shall deliver to Mortgagee, within 20 days after the due date of each payment of any Imposition or Assessment, receipts evidencing such payment or other proof of payment satisfactory to Mortgagee.

     (b) Notwithstanding the provisions of Paragraph 6(a), Mortgagor shall have the right, in good faith, to contest by appropriate legal proceedings, after notice to, but without cost or expense to, Mortgagee, the amount or validity of any of the Impositions and to postpone the payment of same, provided that: (i) such contest shall operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof, and the sale or forfeiture of the Property or any part thereof; (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor; (iii) Mortgagee shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Mortgagor shall promptly pay such contested Imposition if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued; and
(v) Mortgagor shall deposit with Mortgagee, prior to commencing any such proceedings, security, satisfactory to Mortgagee, in an amount not less than the amount of the Impositions to be contested and of any interest and additional charges to be incurred as a result of such contest.

     7. Deposits for Impositions and Insurance. After the occurrence and continuance of one or more Defaults, then upon notice from Mortgagee, Mortgagor shall deposit with Mortgagee on the first day of each month an amount equal to l/12th of the aggregate annual payments for (i) the Impositions, and (ii) the insurance premiums on the policies of insurance required to be obtained and kept in force by Mortgagor under this Mortgage. In addition, upon notice from Mortgagee, Mortgagor shall deposit with Mortgagee such sum of money which, together with such monthly installments, shall be sufficient to pay all the Impositions and insurance premiums at least 30 days prior to the due date thereof. If the amounts of any Impositions are not ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the amounts of the Impositions for the prior tax year and, upon the amounts of the Impositions being fixed for the then current year, Mortgagor shall, upon notice from Mortgagee, deposit any deficiency with Mortgagee. If the amounts of any insurance premiums are not ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the amount of the insurance premiums for the prior year of the policy or policies, and upon the amount of the insurance premiums being fixed for the then current year of the policy or policies, Mortgagor shall, upon notice from Mortgagee, deposit any deficiency with Mortgagee. If, on a date 30 days prior to the due date, there shall be insufficient funds on deposit with Mortgagee for the payment of any of the Impositions or the insurance premiums, Mortgagor shall, upon demand of Mortgagee, forthwith deposit the amount of such deficiency with Mortgagee. The funds deposited with Mortgagee shall constitute additional collateral for the Indebtedness, shall be held by it at interest, and, shall not be commingled with other funds of Mortgagee, and provided that Mortgagor shall not be in Default in the performance of any of the covenants and agreements of Mortgagor under the Loan Documents, or under any instrument collateral to this Mortgage, which shall be applied in payment of the Impositions and insurance premiums when due to the extent that Mortgagor shall have deposited funds with Mortgagee for such purpose. In the event of any Default by Mortgagor under this Mortgage, or any default by Mortgagor under any of the other Loan Documents or any instrument collateral thereto, the funds deposited with Mortgagee may, at the option of Mortgagee, be retained and applied toward the payment of any or all of the Indebtedness, in such order of priority as is provided in the Security Documents, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Mortgagee. Mortgagor shall furnish Mortgagee with a bill for each of the Impositions and insurance premiums and/or such other documents necessary for its payment, if available, at least 30 days prior to the date it first becomes due. Upon an assignment of this Mortgage, Mortgagee shall have the right to pay over the balance of such deposits in its possession to the assignee, and upon the making of such payment Mortgagee shall be completely released from all liability with respect to such deposits and Mortgagor shall look solely to the assignee with respect thereto. The provisions of the preceding sentence shall apply to each and every assignment or transfer of such deposits to a new assignee.

     8. Maintenance and Alterations.

     (a) Mortgagor shall put, keep and maintain the Premises and the sidewalks, curbs and alleys adjoining or abutting the same in good and lawful order, condition and repair, (reasonable wear and tear excepted) and Mortgagor shall make or cause to be made, as and when the same shall become necessary, all structural and nonstructural repairs, whether exterior or interior, ordinary or extraordinary, foreseen or unforeseen. Mortgagor shall not commit or suffer any waste of the Premises and shall not demolish, alter, or remove or permit the demolition, alteration, or removal of the Buildings or the Building Equipment, or any part thereof, unless such alteration, demolition or removal will not (i) materially diminish the utility of the Buildings or Building Equipment for the operation of the business, or (ii) upon completion, result in a reduction of the value of the Buildings or Building Equipment below the value immediately preceding such alteration, demolition or removal, except to the extent and in the manner provided in the Credit Agreement.

     (b) Mortgagor shall not construct additions to all or part of the Buildings or the Building Equipment or construct any new or additional buildings on the Land which will materially interfere with the operation conducted thereon or materially diminish the fair market value thereof without Mortgagee's prior written consent.

     9. Leasing. Except as set forth on Schedule C annexed hereto and made a part hereof, Mortgagor represents that there are no Leases now in effect. Mortgagor shall not enter into any Lease of all or any part of the Premises or amend, renew, extend or otherwise modify in any material respect any Lease, or, except for security deposits, accept rent for a period of more than three months in advance, without in each instance obtaining Mortgagee's prior written consent thereto which consent shall not be unreasonably withheld or delayed. Mortgagor shall not terminate, cancel or permit a surrender, termination or cancellation of any Lease except where the tenant or lessee under such Lease is in default thereunder. Mortgagor shall deliver to Mortgagee a duplicate original of each Lease promptly after the execution thereof. At the option of Mortgagee, each Lease, and all renewals, replacements, extensions, and modifications thereof, and all rights of the tenant thereunder, shall be subject and subordinate to this Mortgage, and to each and every advance made or thereafter made hereunder or under the Notes secured hereby and to all renewals, additions, supplements, modifications, consolidations, spreaders, replacements, and extensions of this Mortgage and all future Leases shall contain provisions obligating the lessees thereunder during the continuance of a Default hereunder to attorn to Mortgagee or any purchaser therefrom if Mortgagee or such purchaser succeeds to the interest of Mortgagor under such Lease. Mortgagor shall fully and promptly perform all of the obligations to be performed by the lessor under any and all Leases. Mortgagor shall do all things necessary to compel the performance and observance of each and every obligation to be performed or observed by the lessees under such Leases. Mortgagor shall give prompt notice to Mortgagee of
(a) any notice received by Mortgagor of any default by the lessor under any Lease, (b) the commencement of any action or proceeding by any tenant the purpose of which shall be the cancellation of any Lease or a diminution or abatement of the rent payable thereunder, (c) any notice of default given by Mortgagor to the tenant under any Lease, or (d) the interposition by any tenant of any defense or counterclaim in any action or proceeding brought by Mortgagor against such tenant; and Mortgagor will cause a copy of any process, pleading or notice received or served by Mortgagor in reference to any such action, defense or claim to be promptly delivered to Mortgagee. Mortgagor shall hold in trust all security deposits and advance rent given on account of any Lease, and deposit such security in a bank or trust company and shall not commingle such funds with other funds. Mortgagor shall repay or apply such funds only in accordance with the provisions of the applicable Leases.

     10. Recording, Filing and Other Fees. Mortgagor shall pay all recording and filing fees, all recording taxes, and all other costs and expenses in connection with the preparation, execution and recordation and other manner of perfection of this Mortgage, and any other Loan Documents, and shall reimburse Mortgagee on demand for all costs and expenses of any kind incurred by Mortgagee in connection therewith (including, without limitation, reasonable attorneys' fees and disbursements, to the extent permitted by law). Mortgagor will, at any time on request of Mortgagee, execute or cause to be executed financing statements, continuation statements, security agreements, or the like, in respect of any Building Equipment for the assuring and preservation of the security interest granted hereunder, and Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact for such purposes. Mortgagor shall pay all filing fees, including fees for filing continuation statements, in connection with such financing statements.

     11. Taxes Imposed on Mortgagee and the Lenders. Mortgagor shall pay any taxes (except any income, inheritance and franchise taxes) imposed on Mortgagee by reason of its ownership of this Mortgage or the Notes.

     12. Compliance with Laws, etc. Mortgagor shall comply with all laws, statutes, ordinances, rules, regulations and other requirements of all governmental authorities relating to all or any part of the Property and the sidewalks, curbs and alleys adjoining the Land, and the condition, repair, maintenance, use and occupation thereof. Mortgagor shall obtain and keep in full force and effect all franchises, permits, licenses and other certificates required in connection with the use, occupation, and operation of the Premises and the activities conducted thereon or therein. Mortgagor shall not use or permit the use of the Premises in any manner which would materially impair the value of the Premises or increase the risk of fire or other casualty. Mortgagor shall advise Mortgagee promptly in writing of all written complaints and charges made by any governmental authority affecting the Property or affecting Mortgagor or its business which may impair the security granted hereunder.

     13. Inspection. Mortgagee and its authorized agents and employees shall have the right, at Mortgagee's option and, so long as no Default is continuing, at Mortgagee's sole expense, to enter the Premises at all reasonable times and upon reasonable notice for the purpose of inspecting the same.

     14. Certificate of Mortgagor. Mortgagor, upon request of Mortgagee, shall certify to Mortgagee, by an instrument in form reasonably satisfactory to Mortgagee, duly acknowledged, the amount of the Indebtedness then owing, the date to which any interest on the Indebtedness has been paid, whether any offsets or defenses exist against payment of the Indebtedness or performance of any of the covenants and agreements of Mortgagor under the Loan Documents and such other matters in connection with the Loan Documents that Mortgagee might reasonably request, within 10 days if the request is made personally, or within 15 days if the request is made by mail. Mortgagee shall have the right to rely on such certification.

     15. Condemnation.

     (a) Mortgagor shall give notice to Mortgagee upon Mortgagor's learning of the threatened or actual commencement of any action or proceeding to take all or any part of the Premises by exercise of the right of condemnation or eminent domain or of any action or proceeding to close or to alter the grade of any street on or adjoining the Land. Mortgagee may participate in any such action or proceeding, and Mortgagor shall deliver to Mortgagee such instruments as Mortgagee shall request to permit such participation. Mortgagor shall not settle any such action or proceeding or agree to accept any award or payment without the prior written consent of Mortgagee, and such award or payment and any interest thereon (hereinafter collectively called the "Award") shall be paid to Mortgagee and the amount received shall be retained and applied as provided in Paragraph 15(b).

     (b) At the option of Mortgagee, Mortgagee shall retain and apply the Award toward payment of the Indebtedness (whether or not due and payable) (without premium) in such order of priority as Mortgagee shall elect or shall be paid over in whole or in part to pay or reimburse Mortgagor for the cost of restoring or reconstructing the Building and the Building Equipment in a manner and on conditions satisfactory to Mortgagee; provided, however, that to the extent that the Award received by Mortgagee shall exceed the amount required to satisfy in full the then total amount of the Indebtedness, Mortgagee shall promptly pay over to Mortgagor the amount of such excess. In no event shall Mortgagee be required to satisfy this Mortgage until the Indebtedness is fully paid and Mortgagee shall not be required to release from the lien of this Mortgage any portion of the Premises so taken until Mortgagee receives the Award for the portion so taken.

     (c) The application of the Award toward payment of the Indebtedness shall not be deemed a waiver by Mortgagee of its right to receive payment of the balance of the Indebtedness in accordance with the provisions of the Loan Documents. Mortgagee shall have the right, but shall be under no obligation, to question the amount of the Award, and Mortgagee may accept same without prejudice to the rights that Mortgagee may have to question such amount. In any such condemnation or eminent domain action or proceeding Mortgagee may be represented by attorneys selected by Mortgagee, and all reasonable sums paid by Mortgagee in connection with such action or proceeding (including, without limitation, reasonable attorneys' fees to the extent permitted by law) shall, on demand, be immediately due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage.

     (d) Notwithstanding any taking by condemnation or eminent domain, closing of, or alteration of the grade of, any street or other injury to or decrease in value of the Premises by any public or quasi-public authority or corporation, the unpaid principal portion of the Indebtedness shall continue to bear interest at the rate payable pursuant to the applicable Loan Documents until the Award shall have been actually received by Mortgagee, and any reduction in the Indebtedness, resulting from the application by Mortgagee of the Award shall be deemed to take effect only on the date of such receipt.

     16. Restoration. Subject to the provisions of Section 2.09(e) of the Credit Agreement, if the Buildings or the Building Equipment shall be damaged or destroyed, in whole or in part, by fire or other casualty, or by any taking in condemnation proceedings or the exercise of any right of eminent domain, and if Mortgagor or Mortgagee elects to restore, repair or rebuild the same, Mortgagor shall promptly restore, replace or rebuild the same to as nearly as possible the value, quality and condition they were in immediately prior to such fire or other casualty or taking, with such alterations or changes as may be approved in writing by Mortgagee, which approval shall not be unreasonably withheld or delayed. Mortgagor shall give prompt notice to Mortgagee of any damage or destruction to the Buildings or Building Equipment by fire or other casualty, as well as the initiation of any condemnation or eminent domain proceeding affecting the same.

     17. Mortgagee's Right to Perform Mortgagor's Covenants. If Mortgagor should fail in the payment, performance or observance of any term of covenant hereunder, Mortgagee may, at its option after 10 days prior written notice to Mortgagor, pay, perform or observe the same, and the amounts advanced by, and the other costs and expenses of, Mortgagee in paying, performing or observing the same, with interest from the time of the advances or payments at the Applicable Rate, shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be secured by this Mortgage.

     18. Due on Sale.

     (a) If Mortgagor enters into a contract to sell or sells, conveys, alienates, assigns, or transfers the Property, or any part thereof or interest therein in any manner other than as expressly permitted by the Credit Agreement, whether voluntarily or involuntarily, directly or indirectly, or by operation of law or otherwise, then Mortgagee shall have the right, at its option, at any time thereafter to declare the entire principal then outstanding under the Loan Documents (if not then due and payable), and all accrued and unpaid interest thereon, and all other accrued sums and charges under the Loan Documents immediately due and payable. No waiver of this right or delay in the exercise thereof shall operate as a waiver thereof unless Mortgagee shall have executed and delivered to Mortgagor a written waiver of such right.

     (b) Except as expressly permitted by the Credit Agreement, any sale, assignment, transfer, pledge or other disposition, whether voluntary or involuntary, by operation of law or otherwise, of 50% or more, in the aggregate, whether by one or more transfers, of the outstanding voting stock of Mortgagor, or of any other corporation directly or indirectly owning or controlling 50% or more of Mortgagor, shall be deemed to be a transfer of the Property for the purposes of this Paragraph 18.

     19. Default. The entire principal then outstanding under the Loan Documents (if not then due and payable), and all accrued and unpaid interest thereon, and all other accrued sums and charges under the Loan Documents shall, by written notice given to Mortgagor, become immediately due and payable at the option of Mortgagee after the occurrence of one or more of the following events (each a "Default"): (a) upon the occurrence and continuance of any "Event of Default" (as such term is defined in the Credit Agreement) under the Credit Agreement; or
(b) upon the failure of Mortgagor to observe or perform any other monetary (including, without limitation, the payment of installments of principal and interest) or nonmonetary covenants or agreements of Mortgagor hereunder, which in the case of monetary covenants or agreements, other than the failure to pay installments of principal or interest, shall be continuing for a period of 10 days after the giving of written notice to Mortgagor, and in the case of non-monetary covenants or agreements shall be continuing for a period of 30 days after the giving of written notice to Mortgagor.

     20. Appointment of Receiver. If a Default shall be continuing, Mortgagee may apply for the appointment of a receiver of the Property, the Premises and/or the rents, royalties, revenue, income, issues, and profits of all or any part of the Property from whatever source derived and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases; and Mortgagee shall be entitled to the appointment of such receiver as a matter of right, to the extent not prohibited by applicable law, without consideration of the value of the Property as security for the amounts due to Mortgagee or the Lenders or the solvency of any Person liable for the payment of such amounts. In order to maintain and preserve the Property and to prevent waste and impairment of its security, Mortgagee may, at its option, advance monies to the appointed receiver and all such sums advanced and not paid from rents, payables, revenue, income, issues and profits as described in the first sentence of this Paragraph 20, shall become secured obligations and shall bear interest from the date of such advance at the Applicable Rate.

     21. Power of Sale. If a Default shall be continuing, Mortgagee may sell the Property to the extent permitted and pursuant to the applicable provisions of the laws of the state in which the Land is located.

     22. Judicial Foreclosure. If a Default shall be continuing, Mortgagee may institute an action of mortgage foreclosure for the enforcement hereof and realization on the Property or any other security which is herein or elsewhere provided for, and proceed thereon to final judgment and execution thereon. At any such sale Mortgagee and the Lenders may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness then secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. The proceeds of such sale shall be applied first to the payment of the costs and charges of such sale, including, without limitation,

Mortgagee's reasonable attorneys' fees (to the extent permitted by law), second to the payment of the Obligations as provided for in the Security Documents, and third, to the payment of any surplus, if any, to Mortgagor, its successors or assigns, or as a court of competent jurisdiction may direct. To the extent not prohibited by applicable law, Mortgagor waives any statutory waiting period with respect to the execution of a judgment obtained by Mortgagee in connection with any foreclosure proceedings.

     23. Sale in Parcels. In the event of a foreclosure of this Mortgage or upon any sale under this Mortgage pursuant to judicial proceedings or otherwise, the Property may, to the extent permitted by law, be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may select.

     24. Possession of Premises. To the extent permitted by law, after the occurrence of and during continuance of a Default, Mortgagee and its agents and any receiver appointed by a court are authorized to (a) take possession of the Premises; (b) lease the Premises or make reasonable modifications to or cancel leases; (c) take reasonable measures to maintain, repair, alter and restore the Premises; (d) collect all rents, issues, income and profits payable under all Leases directly from the lessees thereunder upon notice to each such lessee that a Default exists under this Mortgage accompanied by a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its Lease; and
(e) after deducting all costs of collection and administration expense, apply the net rents and profits to the payment of Impositions, insurance premiums and all other carrying charges (including, without limitation, reasonable agents' compensation and fees and reasonable costs of counsel, to the extent permitted by law, and receivers) and to the maintenance, repair or restoration of the Premises, or on account and in reduction of the Indebtedness in such order and amounts as Mortgagee in Mortgagee's sole discretion may elect. Mortgagee shall be liable to account only for rents and profits actually received by Mortgagee.

     25. Expenses of Mortgagee and/or the Lenders. All sums (including attorneys' fees and disbursements, to the extent permitted by law) paid by Mortgagee in connection with any litigation to prosecute or defend the rights and obligations created by this Mortgage, with interest thereon at the Applicable Rate from the time of payment by Mortgagee, shall, on demand, be immediately due from Mortgagor to Mortgagee and shall be added to and included in the Indebtedness and shall be secured by this Mortgage.

     26. Mortgagor's Waivers. Mortgagor, for itself and its successors and assigns, hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, (a) the benefit of any and all valuation and appraisement laws, (b) any right of redemption whether statutory or otherwise, in respect of the Property, and (c) all exemption laws whatsoever and all moratoriums, extensions or stay laws or rules, or orders of court in the nature of any one or more of them.

     27. Partial Foreclosure. Mortgagee may from time to time, if permitted by law, take action to recover any sums, whether interest, principal or any other sums, required to be paid under this Mortgage or any other Loan Document as the same become due, without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing when such earlier action was commenced. Mortgagee may also foreclose this Mortgage for any sums due under this Mortgage or any other Loan Document and the lien of this Mortgage shall continue to secure the balance of the Indebtedness.

     28. No Waiver. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the covenants and agreements of Mortgagor under the Loan Documents shall not be deemed to be a waiver of any of such covenants or agreements, and Mortgagee and each Lender, notwithstanding any such failure, may thereafter insist upon the strict performance by Mortgagor of any and all of such covenants or agreements.

     29. Attorneys' Fees. If this Mortgage shall be foreclosed, or if any of the Loan Documents is placed in the hands of an attorney for collection or is collected through any court, including any bankruptcy court, there shall be included in the computation of the sums secured hereby, to the extent permitted by law, the amount of a reasonable fee for the services of the attorney retained by Mortgagee in the foreclosure action or proceeding, non-judicial sale and all disbursements, costs, allowances and additional allowances provided by law.

     30. Rights Cumulative. The rights and remedies provided for in this Mortgage, or which Mortgagee may have otherwise, at law or in equity, shall, to the extent permitted by law, be distinct, separate and cumulative and shall not be deemed to be inconsistent with each other, and none of them, whether or not exercised by Mortgagee, shall be deemed to be in exclusion of any other, and any two or more of all such rights and remedies may be exercised at the same time, all to the extent permitted by law.

     31. Interest After Maturity. The principal amount of the Indebtedness and any other amounts secured by this Mortgage and, if permitted by law, any accrued interest thereon, shall bear interest from and after maturity, whether or not resulting from acceleration, at the rate provided for in Section 2.08 of the Credit Agreement, but this shall not constitute an extension of time for payment of the Indebtedness.

     32. No Credit for Taxes. Mortgagor shall not claim or demand or be entitled to any credit or credits on account of any of the sums secured hereby by reason of the Impositions assessed against all or any part of the Property or for any payments made on account thereof. No deductions shall be made or claimed from the taxable value of all or any part of the Premises by reason of this Mortgage.

     33. Liens.

     (a) This Mortgage is and shall be maintained as a valid first lien on the Property subject only to any encumbrances created pursuant to the Loan Documents and the Permitted Encumbrances, if any. Except as permitted by the Credit Agreement, Mortgagor shall not, directly or indirectly, create or suffer or permit to be created, or to stand, against the Property or any portion thereof, or against the rents, royalties, revenue, income, issues and profits therefrom, any lien, charge, mortgage, deed of trust, adverse claim or other encumbrance (herein collectively referred to as a "lien"), whether senior or junior in lien to this Mortgage, other than the lien of (i) this Mortgage, (ii) the Permitted Encumbrances and (iii) any other liens created pursuant to the Loan Documents; provided, however, that nothing contained in this Paragraph 33 shall require Mortgagor to pay any real estate taxes or other Impositions prior to the time when same are required to be paid under this Mortgage. Except as permitted by the Credit Agreement, Mortgagor will keep and maintain the Premises free from all liens of Persons supplying labor or materials relating to the construction, alteration, modification or repair of the Premises. Except as expressly permitted by the Credit Agreement, if any such lien shall be filed against the Premises, Mortgagor agrees to discharge the same of record (by payment, bonding, or otherwise) within 10 days after the filing thereof. Except as expressly permitted by the Credit Agreement, no financing statement, conditional bill of sale or chattel mortgage shall be made or filed against the Building Equipment without the prior consent of Mortgagee and if at any time there should be any (with or without the consent of Mortgagee), then in the event of any Default, all right, title and interest of Mortgagor in and to all deposits and payments made thereon are hereby assigned to Mortgagee.

     (b) Notwithstanding the provisions of Paragraph 33(a), Mortgagor shall have the right, provided no Default shall exist hereunder, in good faith, to contest by appropriate legal proceedings, after notice to, but without cost or expense to, Mortgagee, the validity of any liens arising in connection with the Property and to postpone the payment of same, provided that: (i) such contest shall operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof, and the sale or forfeiture of the Property or any part thereof; (ii) such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor; (iii) Mortgagee shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions; (iv) Mortgagor shall promptly pay such contested lien if at any time all or any part of the Property shall be in danger of being foreclosed, sold, forfeited, or otherwise lost or if such contest shall be discontinued; and (v) Mortgagor shall deposit with Mortgagee, prior to commencing any such proceedings, security, satisfactory to Mortgagee, in an amount sufficient to pay or otherwise discharge such contested lien and of any interest or additional charges incurred as a result of such contest.

     34. Change in Taxation. In the event of the enactment of or change in (including, without limitation, a change in interpretation of) any applicable law (a) deducting or allowing Mortgagor to deduct from the value of the Property for the purpose of taxation any lien or security interest thereon, (b) imposing, modifying or deeming applicable any reserve or special requirement against deposits in or for the account of, or loans by, or other liabilities of, or other assets held by Mortgagee, or (c) subjecting Mortgagee to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, and the result is to increase the taxes imposed upon or the cost to Mortgagee of maintaining the Indebtedness or to reduce the amount of any payments receivable hereunder, then, and in any such event, Mortgagor shall, promptly, pay to Mortgagee for the account of Mortgagee such additional amounts as may be required to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful or would constitute usury under applicable law, then Mortgagee may, at its option, declare the Indebtedness due and payable upon 60 days' notice.

     35. Assignment of Leases and Rents. Mortgagor assigns and grants a security interest to Mortgagee in and to the rents, royalties, revenue, income, issues and profits of the Premises as further security for the payment, of the Indebtedness, and during the continuance of a Default Mortgagor grants to Mortgagee the right to enter the Premises for the purpose of collecting the same and to let the Premises, or any part thereof, and to apply said rents, royalties, revenue, income, issues and profits, after payment of all necessary charges and expenses, on account of the Indebtedness. This assignment and grant shall continue in effect until the Indebtedness is fully paid. Mortgagee hereby waives the right to enter the Premises for the purpose of collecting said rents, issues and profits, and Mortgagor shall be entitled to collect, receive and use said rents, issues and profits, until the occurrence and continuance of one or more Defaults. During the continuance of any Default, the right of Mortgagor to collect, receive and use said rents, royalties, revenue, income, issues and profits, shall be revoked forthwith. Mortgagor shall, from time to time after request by Mortgagee, execute, acknowledge and deliver to Mortgagee, in form reasonably satisfactory to Mortgagee, separate assignments effectuating the foregoing. Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any Lease or other agreement affecting all or any part of the Premises, and no assignment of any such Lease or other agreement shall place the responsibility for the control, care, management or repair of all or any part of the Premises upon Mortgagee, nor make Mortgagee liable for any negligence by any Person other than Mortgagee or its directors, officers, agents, employees or servants in the management, operation, upkeep, repair or control of all or any part of the Premises resulting in injury, death or property damage. In addition, after the occurrence and during the continuance of a Default and the giving of notice to Mortgagor, Mortgagor will pay monthly in advance to Mortgagee, or to any receiver appointed to collect said rents, royalties, revenue, income, issues and profits, the fair and reasonable rental value for the use and occupancy of the Premises or of such part thereof as may be in the possession of Mortgagor, and upon default in any such payment will vacate and surrender the possession thereof to Mortgagee or to such receiver, and in default thereof may be evicted by summary or other proceedings. Without limiting the generality of any provision of this Paragraph 35, if a proceeding under Title 11 of the United States Code, as in effect from time to time (the "Bankruptcy Code"), is commenced by or against Mortgagor, then, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Mortgage shall automatically extend to all rents, royalties, revenue, income, issues and profits acquired by Mortgagor after the commencement of the case and such rents, royalties, revenue, income, issues and profits shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

     36. Security Agreement. It is the intention of the parties hereto that this instrument shall constitute a Security Agreement within the meaning of the Uniform Commercial Code as enacted in the state in which the Land is located with respect to the personalty and fixtures comprising a part of the Property, and that a security interest shall attach thereto for the benefit of Mortgagee to further secure the payment of the Indebtedness. Mortgagor hereby authorizes Mortgagee to file financing and continuation statements with respect to such collateral in which Mortgagor has a mortgageable interest, without the signature of Mortgagor whenever lawful, and upon request, Mortgagor shall promptly execute financing and continuation statements in form satisfactory to Mortgagee to further evidence and secure Mortgagee's interest in such collateral, and shall pay all filing fees in connection therewith in accordance with Paragraph 10. In the event of the occurrence and continuance of one or more Defaults, Mortgagee, pursuant to the applicable provision of the Uniform Commercial Code, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply. The parties agree that in the event Mortgagee elects to proceed with respect to collateral constituting personalty or fixtures separately from the real property, the giving of ten days' notice by Mortgagee, sent by an overnight mail service, postage prepaid, to Mortgagor at its address referred to in Paragraph 39, designating the place and time of any public sale or the time after which any private sale or other intended disposition of such collateral is to be made, shall be deemed to be reasonable notice thereof and Mortgagor waives any other notice with respect thereto. Notwithstanding anything in Paragraph 54 to the contrary, in the event of any inconsistency or conflict between the terms and provisions of any Security Agreement and the terms and provisions of this Paragraph 36, the terms and provisions of the Security Agreement shall control.

     37. No Release. Neither Mortgagor nor any other Person now or hereafter obligated for the payment of the Indebtedness or the performance of all or any part of the covenants and agreements of Mortgagor under the Loan Documents shall be released from paying such Indebtedness and performing such covenants and agreements and the lien of this Mortgage shall not be affected by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor, or of any other Person so obligated, to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any of the covenants and agreements of Mortgagor under the Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the security held for the Indebtedness, (c) the release, regardless of consideration, of the obligations of any Person or Persons liable for payment of the Indebtedness, or performance of the covenants and agreements of Mortgagor under the Loan Documents, or (d) any agreement or stipulation extending the time of payment or modifying the terms of any of the Loan Documents, and in the event of such agreement or stipulation, Mortgagor and all such other Persons shall continue to be liable under the Loan Documents, as amended by such agreement or stipulation, unless expressly released and discharged in writing by Mortgagee.

     38. Corporate Authority. Mortgagor represents and warrants that it has taken all necessary and proper action, which has not been modified or revoked, to enter into this Mortgage and that the execution and delivery of this Mortgage by the individual who has signed this Mortgage on behalf of Mortgagor has been duly authorized and is sufficient action to constitute this Mortgage as a valid, binding and enforceable obligation of Mortgagor subject (a) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect and (b) to general principles of equity.

     39. Notices. All notices, demands, consents, approvals, requests and other communications provided for herein shall be in the form and manner as set forth in Section 11.01 of the Credit Agreement.

     40. Severability. If any provision of this Mortgage or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

     41. No Usury. If any payments required to be made under the Loan Documents shall be in excess of the amounts allowed by law, the amounts of such payments shall be reduced to the maximum amounts allowed by law and any interest paid under or in connection with any of the Loan Documents in excess of the maximum interest rate permitted by law shall be deemed payment in reduction of the principal amount of the Indebtedness.

     42. No Representation by Mortgagee. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Mortgagee pursuant to this Mortgage, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, plans for alterations or restoration, or insurance policy, Mortgagee shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee.

     43. Indemnification Against Liabilities. Mortgagor will protect, indemnify, hold harmless and defend Mortgagee and its officers, directors, agents, servants, and employees from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, to the extent permitted by law) imposed upon or incurred by or asserted against Mortgagee by reason of (a) ownership of a mortgagee's interest in the Property, (b) any accident or injury to or death of Persons or loss of or damage to or loss of the use of property occurring on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any use, nonuse or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof made or suffered to be made by or on behalf of Mortgagor, (f) any negligence or tortious act on the part of Mortgagor or any of its respective agents, contractors, lessees, licensees or invitees, or (g) any work in connection with any alterations, changes, new construction or demolition of the Premises; provided, however, that such indemnity shall not, as to Mortgagee and its officers, directors, agents, servants and employees, apply to any such liabilities, obligations, claims, damages, penalties, causes of action, costs or expenses to the extent they resulted from the gross negligence or willful misconduct of Mortgagee or any such Person. All amounts payable to Mortgagee under this Paragraph 43 shall be payable on demand and shall be deemed indebtedness secured by this Mortgage and any such amounts which are not paid within 10 days after demand therefor by Mortgagee shall bear interest at the Applicable Rate from the date of such demand. In case any action, suit or proceeding is brought against Mortgagor or Mortgagee by reason of any such occurrence, Mortgagor, upon request of Mortgagee, will, at Mortgagor's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Mortgagor and approved by Mortgagee (which approval shall not be unreasonably withheld or delayed).

     44. No Oral Changes. This Mortgage and its provisions cannot be changed, waived, discharged or terminated orally but only by an agreement in writing, signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     45. Governing Law. This Mortgage and the rights of the parties hereunder shall be governed by the laws of the state in which the Land is located without giving effect to conflict of laws principles.

     46. Construction. This Mortgage shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted.

     47. Gender. All terms and words used in this Mortgage, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

     48. Captions. The headings in this Mortgage and the index at the beginning of this Mortgage are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

     49. After Acquired Property. All property of every kind which is hereafter acquired by Mortgagor which, by the terms hereof, is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Mortgagor, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien of this Mortgage.

     50. Further Assurances. Mortgagor shall execute, acknowledge and deliver to Mortgagee any documents and instruments which Mortgagee may reasonably request from time to time for the better assuring, conveying, assigning, transferring, confirming or perfecting of Mortgagee's security and rights under this Mortgage, in form and substance satisfactory to Mortgagee.

     51. Certain Definitions. The following terms shall, for all purposes of this Mortgage, have the respective meanings herein specified unless the context otherwise requires:

          (a) The "Applicable Rate" shall mean the highest rate then payable on any of the Obligations; and

          (b) "Lease" shall mean every lease or occupancy agreement for the use or hire of all or any portion of the Premises which shall be in effect at the date hereof, or which shall hereafter be entered into by or on behalf of Mortgagor.

     52. Successors and Assigns. The terms, covenants and provisions of this Mortgage shall apply to, be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. All grants, covenants, terms, provisions and conditions contained herein shall run with the Land.

     53. Environmental Laws. Mortgagor shall comply with or cause to be complied with all Environmental Laws to the extent and in the same manner set forth in
Section 6.13 of the Credit Agreement.

     54. Credit Agreement. In the event of any inconsistency or conflict between the terms and provisions of the Credit Agreement and the terms and provisions of this Mortgage, the terms and provisions of the Credit Agreement shall control.


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


     IN WITNESS WHEREOF, Mortgagor has hereunto set its hand and seal as of the day and year first above written.

                                   MORTGAGOR:

                                   MASKA U.S., INC.

                                   By:   _____________________________
                                         Name:
                                         Title:

ATTEST:

By:  _____________________________
        Name:
        Title: _____________ Secretary

[Corporate Seal]

WITNESS:

By:  _____________________________

     This instrument prepared by Eric J. Kuhn, Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York 10022.


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